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                                                                    EXHIBIT 23.2




                              CONSENT OF APPRAISER




We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 2000.






Dated:         February 18, 2000





                           /s/ John F. Keitz
               ---------------------------------------------

               Signed on behalf of BK Associates





               Name:       John F. Keitz
                       --------------------------------------

               Title:      President
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